November 13, 2017

DREYFUS INDEX FUNDS, INC.

Dreyfus Smallcap Stock Index Fund

Supplement to Current Summary and Statutory Prospectus

The following information supersedes and replaces the first paragraph in "Principal Investment Strategy" in the summary prospectus and the first paragraph in "Fund Summary – Dreyfus Smallcap Stock Index Fund – Principal Investment Strategy" in the statutory prospectus:

To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the S&P SmallCap 600® Index and in futures whose performance is tied to the index. The fund generally invests in all 600 stocks in the index in proportion to their weighting in the index; however, at times, the fund may invest in a representative sample of stocks included in the index and in futures whose performance is tied to the index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the index.

Index sampling risk is deleted from "Principal Risks" in the summary prospectus and "Fund Summary – Dreyfus Smallcap Stock Index Fund – Principal Risks" in the statutory prospectus.

The following information supersedes and replaces the first paragraph in "Fund Details – Goal and Approach – Dreyfus Smallcap Stock Index Fund" in the statutory prospectus:

The fund seeks to match the performance of the S&P SmallCap 600® Index.  To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the S&P SmallCap 600® Index and in futures whose performance is tied to the index. The fund generally invests in all 600 stocks in the index in proportion to their weighting in the index; however, at times, the fund may invest in a representative sample of stocks included in the index and in futures whose performance is tied to the index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the index. Sampling is a statistical process used to select stocks based on market capitalization, industry representation and other means so that the portfolio has investment characteristics that closely approximate those of the index.

The third paragraph in "Fund Details – Goal and Approach – Dreyfus Smallcap Stock Index Fund" in the statutory prospectus is deleted.

The following information replaces and supersedes any contrary information contained in "Fund Details – Investment Risks" in the statutory prospectus:

Dreyfus Smallcap Stock Index Fund is subject to the following additional risk that is not anticipated to be a principal risk of investing in the fund:

•   Index sampling risk. The fund's use of sampling techniques will result in it holding a smaller number of securities than are in the index, and the fund may not track the index as closely as it would if it were fully replicating the index.  For example, an adverse development respecting an issuer of securities held by the fund could result in a greater decline in the fund's NAV than would be the case if the fund held all of the securities in the index.  Conversely, a positive development relating to an issuer of securities in the index that is not held by the fund could cause the fund to underperform the index.  To the extent the assets in the fund are smaller, these risks will be greater.

0077STK1117